SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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FEDFIRST FINANCIAL CORPORATION

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FEDFIRST FINANCIAL CORPORATION
Donner at Sixth Street
Monessen, Pennsylvania 15062
(724) 684-6800
NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Wednesday, May 24, 2006

PLACE	The Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania

ITEMS OF BUSINESS	(1)	The election of two directors to serve for terms of three years, and the election of one director to serve for a term of one year;

	(2)	The approval of the FedFirst Financial Corporation 2006 Equity Incentive Plan;

	(3)	The ratification of the appointment of Edwards Sauer & Owens, P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2006; and

	(4)	Such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 31, 2006.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Angela Daniele
Corporate Secretary

April 14, 2006

FEDFIRST FINANCIAL CORPORATION
PROXY STATEMENT
     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of FedFirst Financial Corporation (“FedFirst Financial”or the “Company”) to be used at the Annual Meeting of stockholders of the Company. FedFirst Financial is the holding company for First Federal Savings Bank (“First Federal” or the “Bank”). The Annual Meeting will be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 24, 2006 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders of record on or about April 14, 2006.
GENERAL INFORMATION ABOUT VOTING
Who Can Vote at the Meeting
     You are entitled to vote your FedFirst Financial common stock only if the records of the Company show that you held your shares as of the close of business on March 31, 2006. As of the close of business on March 31, 2006, a total of 6,612,500 shares of FedFirst Financial common stock were outstanding, including 3,636,875 shares of common stock held by FedFirst Financial Mutual Holding Company (“FedFirst Financial MHC”). Each share of common stock has one vote. The Company’s Charter provides that, until April 6, 2010, record holders of the Company’s common stock, other than FedFirst Financial MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.
Attending the Meeting
     If you are a beneficial owner of FedFirst Financial common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of FedFirst Financial common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.
Quorum and Vote Required
     The Annual Meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum,even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
     At this year’s Annual Meeting, stockholders will elect two directors to serve for terms of three years, and one director to serve for a term of one year. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.
     In voting to approve the FedFirst Financial Corporation 2006 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the Annual Meeting, including the shares held by FedFirst Financial MHC (“Vote Standard A”), and the affirmative vote of a majority of the votes cast at the Annual Meeting, excluding the shares held by FedFirst Financial MHC (“Vote Standard B”). Because FedFirst Financial MHC owns 55.0% of the outstanding common stock of FedFirst Financial, Vote Standard A will be satisfied by the vote of FedFirst Financial MHC. For Vote Standard A, abstentions and broker non-votes will have the same effect as a negative vote. For Vote Standard B, abstentions and broker non-votes will have no effect on the voting.
     In voting on the ratification of the appointment of Edwards Sauer & Owens, P.C. as independent auditors,you may vote in favor of the proposal, vote against the proposal or abstain from voting. This proposal will be decided by the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. On this matter, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.
Voting by Proxy
     The Board of Directors of FedFirst Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of FedFirst Financial common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of FedFirst Financial common stock represented at the Annual Meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” approval of the 2006 Equity Incentive Plan and “FOR”ratification of Edwards Sauer & Owens, P.C. as independent auditors.
     If any matters not described in this proxy statement are properly presented at the Annual Meeting,the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Annual Meeting in order to solicit additional proxies. If the Annual Meeting is postponed or adjourned, your FedFirst Financial common stock may be voted by the persons named in the proxy card on the new Annual Meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.
     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the Annual Meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.
     If your FedFirst Financial common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.
     If you have any questions about voting, please contact our proxy solicitor, Georgeson Shareholder, at (800) 868-1347.

Participants in the Bank’s ESOP or 401(k) Plan
     If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the First Federal Savings Bank Retirement Plan (“401(k) Plan”), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the FedFirst Financial Corporation Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is May 17, 2006.
CORPORATE GOVERNANCE
General
     FedFirst Financial periodically reviews its corporate governance policies and procedures to ensure that FedFirst Financial meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern FedFirst Financial’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for FedFirst Financial.
Corporate Governance Policies and Procedures
     FedFirst Financial has adopted a corporate governance policy to govern certain activities, including:
(1)	the duties and responsibilities of each director;

(2)	the composition, responsibilities and operation of the Board of Directors;

(3)	the establishment and operation of Board committees;

(4)	succession planning;

(5)	convening executive sessions of independent directors;

(6)	the Board of Directors’ interaction with management and third parties; and

(7)	the evaluation of the performance of the Board of Directors and of the chief executive officer.
     FedFirst Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Meetings of the Board of Directors
     The Company and the Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2005, the Board of Directors of the Company held 9 meetings and the Board of Directors of the Bank held 24 meetings. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors.
     The Board of Directors encourages directors to attend the Annual Meeting of stockholders. The Company did not hold an Annual Meeting of stockholders in 2005 because it was wholly owned by FedFirst Financial MHC until April 6, 2005.
Committees of the Board of Directors of FedFirst Financial
     The following table identifies our standing committees and their members as of March 15, 2006.

Nominating/
Corporate
	Audit	Governance	Compensation
	Committee	Committee	Committee

Richard B. Boyer	—	—	—
Joseph U. Frye	X	X	X *
John M. Kish	X	X	X
John J. LaCarte	X *	X	X
Jack M. McGinley	X	X *	X
John M. McGinley	—	X	X
John G. Robinson	—	—	—

Number of Meetings in 2005	6	1	15

* Chairman
     Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Stock Market (“NASDAQ”). The Board of Directors has determined that John J. LaCarte is an “audit committee financial expert”as such term is defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Proposal 3-Ratification of Independent Auditors-Report of Audit Committee.”
     Compensation Committee. The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. Each member of the Compensation Committee is independent in accordance with the listing standards of NASDAQ.
     Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to FedFirst Financial and monitoring compliance with these policies and guidelines. In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next Annual Meeting of stockholders. It recommends director candidates for each committee for appointment by the Board. Each member of the Nominating/Corporate Governance Committee is independent in accordance with the listing standards of NASDAQ. The Nominating/Corporate Governance Committee acts under a written charter adopted by the Board of Directors. A copy of the Nominating/Corporate Governance Committee charter,which is not available on the Company’s website, is included as Appendix B to this proxy statement. The procedures of the Nominating/Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating/Corporate Governance Committee Procedures.”
Directors’ Compensation
     Cash Retainer and Meeting Fees for Non-Employee Directors. Each non-employee director of First Federal receives a monthly fee of $1,800. Directors do not receive any additional fees based upon committee membership or attendance at Board meetings. Neither FedFirst Financial nor FedFirst Financial MHC pays any fees to its directors.
     Non-Employee Director Compensation. The following table sets forth the cash compensation paid to our non-employee directors for their service on the Board of Directors of the Company and the Board of Directors of the Bank during 2005. As of December 31, 2005, the Company did not maintain any equity compensation plans under which any options, warrants or rights were granted.

Director	Cash

Joseph U. Frye	$21,600
John M. Kish	$10,800
John J. LaCarte	$21,600
Jack M. McGinley	$21,600
John M. McGinley	$21,600

     Director Fee Continuation Agreement. We have entered into individual agreements with Joseph U. Frye, John J. LaCarte, John M. McGinley and Jack M. McGinley that provide the directors with a payment upon retirement in exchange for the directors’ continued service to First Federal. Each participating director is entitled to a benefit equal to $100 ($400 for John M. McGinley, the Chairman) for each full year of service (including any partial year that a director served in the year of retirement) payable to the director, or his beneficiary, in annual installments over a period of ten years. Payments under these agreements commence on the first day of the month following the date the director retires following his 65th birthday (75th birthday for John M. McGinley, the Chairman) and completion of ten full years of service with First Federal. In the event a director dies while serving on the Board of Directors, First Federal will pay an annual benefit equal to $100 ($400 for John M. McGinley, the Chairman) for each full year of service from the date of first service to the date of death. The death payment will be made either in a lump sum or in installments at the discretion of First Federal. All payments under the agreements are subject to a vesting schedule of 10% for each full year of service with First Federal up to a maximum of 100%. The agreements terminate if a director voluntarily terminates service with

First Federal prior to retirement or is terminated by First Federal without cause. The director, as severance, will then receive a sum equal to the accrued balance in his liability reserve account multiplied by his vested percentage. Severance payments under the agreements will be paid in ten annual installments with interest equal to the one-year treasury bill rate as of the date of the director’s termination of service.
     Director Split Dollar Arrangements. We have entered into split dollar life insurance agreements with Joseph U. Frye, John J. LaCarte, John M. McGinley and Jack M. McGinley that provide for a cash payment in the event they die while in service with us. Under the terms of the agreements, we are the owners of and pay all the premiums on the life insurance policies under which the individuals are insured. These life insurance policies are single premium policies. The premiums, which totaled $830,000, were paid in full in 1999 when the split dollar arrangements were entered into with the directors. Under the directors’ split-dollar arrangements, if a director is in service at the time of his death, his designated beneficiary is entitled to an amount equal to the lesser of $25,000 ($50,000 for John M. McGinley, the Chairman), or the total insurance proceeds less the cash value of the policy. If a director is not in service at the time of his death, his designated beneficiary will receive a prorated benefit based on the director’s years of service with First Federal. The remainder of the death benefit under the agreements is owned by First Federal.
STOCK OWNERSHIP
     The following table provides information as of March 31, 2006 about the persons known to FedFirst Financial to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

		Percent of
	Number of	Common Stock
Name	Shares Owned	Outstanding (2)

FedFirst Financial Mutual Holding Company	3,636,875 (1)	55.0%
Donner at Sixth Street
Monessen, Pennsylvania 15062
(724) 684-6800

(1)	Acquired in connection with the Company’s minority stock offering, which was completed on April 6, 2005. The members of the Boards of Directors of FedFirst Financial and First Federal also constitute the Board of Directors of FedFirst Financial MHC.

(2)	Based on 6,612,500 shares of the Company’s common stock outstanding and entitled to vote as of March 15, 2006.
     The following table provides information as of March 15, 2006 about the shares of FedFirst Financial common stock that may be considered to be beneficially owned by each director, each executive officer named in the summary compensation table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

		Percent of
	Number of	Common Stock
Name	Shares Owned	Outstanding (1)

Richard B. Boyer	15,000	*
Joseph U. Frye (2)	15,000	*
John M. Kish	2,500	*
John J. LaCarte (3)	25,500	*
Jack M. McGinley	9,650	*
John M. McGinley (4)	15,000	*
John G. Robinson	3,000	*
All directors and executive officers as a group (12 persons)	108,470	1.6

*	Does not exceed 1.0% of the Company’s voting securities.

(1)	Based on 6,612,500 shares of the Company’s common stock outstanding and entitled to vote as of March 15,2006.

(2)	Includes 5,000 shares held in an individual retirement account of Mr. Frye’s spouse.

(3)	Includes 10,000 shares held by a corporation controlled by Mr. LaCarte.

(4)	Includes 2,100 shares held in an individual retirement account of Mr. McGinley’s spouse.
PROPOSAL 1 — ELECTION OF DIRECTORS
     Following the retirement of John M. McGinley, effective as of the date of the 2006 Annual Meeting of stockholders, the Company’s Board of Directors will consist of six members, all of whom are independent under the listing standards of NASDAQ, except for Mr. Robinson, who is President and Chief Executive Officer of FedFirst Financial and First Federal, and Mr.Boyer, who is President of Exchange Underwriters, Inc., an 80%-owned subsidiary of First Federal. The Company’s bylaws require that the Board of Directors be divided into three classes that are as equal in number as possible. To preserve the division of directors into three classes as equal in number as possible, the Board is nominating two directors to serve three-year terms and one director to serve a one-year term. The Board of Directors’ nominees for election this year are Jack M. McGinley and John G. Robinson, to serve for three-year terms or until their respective successors have been elected and qualified, and John M. Kish, to serve for a one-year term or until his successor has been elected and qualified. Each of the nominees is currently a director of FedFirst Financial and First Federal.
     Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.
     The Board of Directors recommends a vote “FOR” the election of John M. Kish, Jack M. McGinley and John G. Robinson.

     Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2005. The indicated period of service as a director includes the period of service as a director of First Federal.
Board Nominees for Election of Directors
     The following directors are nominees for election for terms ending in 2009:
      Jack M. McGinley has been the Chief Executive Officer of McGinley Maintenance, Inc. since 1981. Director since 1998. Age 50.
      John G. Robinson has served as President, Chief Executive Officer and a director of FedFirst Financial and First Federal since September 2005. Before joining FedFirst Financial, Mr. Robinson served as Senior Vice President of PNC Bank, Pittsburgh, from June 2001 to June 2005. Prior to serving as Senior Vice President, Mr. Robinson was Vice President of PNC Bank, Pittsburgh from 1986 to 2001. Age 55.
     The following director is a nominee for election for a term ending in 2007:
     John M. Kish was appointed a director of FedFirst Financial and First Federal in June 2005. Before serving as director of FedFirst Financial, Mr. Kish served as the Chairman and Chief Executive Officer of GA Financial, Inc. and its wholly-owned subsidiary, Great American Federal, from 1996 until May 2004. Age 59.
Directors Continuing in Office
     The following directors have terms ending in 2007:
     Richard B. Boyer has been President of Exchange Underwriters, Inc. since 1989. In June 2002, First Federal Savings Bank purchased an 80% interest in Exchange Underwriters, Inc., which had previously been 100% owned by Mr. Boyer. Mr. Boyer has also served as Vice President-Insurance of First Federal Savings Bank since 2003. Age 47. Director since 2002.
     The following directors have terms ending in 2008:
      Joseph U. Frye has served as President of Frye Construction since 1969. Mr Frye is also the owner of FCI Associates. Age 64. Director since 1996.
      John J. LaCarte has been the President of Model Cleaners, Uniforms & Apparel LLC since 1992. Age 39. Director since 1998.
PROPOSAL 2 — 2006 EQUITY INCENTIVE PLAN
     On March 28, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the FedFirst Financial Corporation 2006 Equity Incentive Plan (the “2006 Plan”). The 2006 Plan will become effective as of the date it is approved by the stockholders.
     The Board has reserved 453,617 shares of common stock for issuance upon the grant or exercise of awards pursuant to the 2006 Plan. All of the Company’s employees, officers and directors are eligible to participate in the 2006 Plan. A summary of the 2006 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2006 Plan, which is attached to this proxy statement as Appendix C.

Summary of the 2006 Plan
     Purpose. The purpose of the 2006 Plan is to promote the Company’s success and enhance its value by linking the personal interests of its employees, officers, directors and directors emeritus to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.
     Permissible Awards. The 2006 Plan authorizes the granting of the following:
•	Options to purchase shares of Company stock,which may be non-statutory stock options or incentive stock options under the U.S.Internal Revenue Code (the “Code”); and

•	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture.
     Shares Available for Awards. Subject to adjustment as provided in the 2006 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2006 Plan is 453,617. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the 2006 Plan count against the total number of shares available under the 2006 Plan. Of the total shares available under the 2006 Plan, 324,012 may be issued in connection with the exercise of stock options and 129,605 may be issued as restricted stock.
     Limitations on Awards. The maximum number of shares of Company common stock that may be covered by options granted under the 2006 Plan to any one person during any one calendar year is 81,003.
     Administration. The 2006 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the authority to: designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2006 Plan; and make all other decisions and determinations that may be required under the 2006 Plan.
     Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. The Committee may permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.
     Acceleration Upon Certain Events. Unless otherwise provided in an award agreement, if a participant’s service terminates by reason of death or disability, all of such participant’s outstanding options and other awards in the nature of rights that may be exercised will become fully vested and exercisable and all time-based vesting restrictions on his or her outstanding awards will lapse. The vesting of awards will also occur upon a change in control of the Company.
     Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the share authorization limits under the 2006 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2006

Plan will be adjusted proportionately, and the Committee may adjust the 2006 Plan and outstanding awards to preserve the benefits or potential benefits of the awards.
Termination and Amendment
     The Board of Directors may,at any time and from time to time,terminate or amend the 2006 Plan, but if an amendment to the 2006 Plan would materially increase the number of shares of stock issuable under the 2006 Plan, expand the types of awards provided under the 2006 Plan, materially expand the class of participants eligible to participate in the 2006 Plan, materially extend the term of the 2006 Plan or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements or under applicable laws,policies or regulations,then such amendment will be subject to stockholder approval. In addition, the Board of Directors may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2006 Plan may adversely affect any award previously granted under the 2006 Plan without the written consent of the participant.
     The Committee may amend or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2006 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.
Prohibition on Repricing
     As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater”option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.
Regulatory Restrictions
     Under the 2006 Plan,the Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award. The Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares reserved for each type of award. The Committee may not grant to non-employee directors, in the aggregate, options and restricted stock that would exceed 30% of the shares reserved for each type of award. Unless otherwise permitted by the Office of Thrift Supervision, all awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant; however, awards may fully vest upon the death or disability of an award recipient or upon a change in control. These provisions comply with the rules and regulations of the Office of Thrift Supervision. The Company may request a waiver of the five-year ratable vesting requirement in order to create alternative award structures.
Certain Federal Tax Effects
     Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2006 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain,depending on how long the shares were held.
     Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss,and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income,the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
     Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse,the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time,subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock,he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Benefits to Named Executive Officers and Others
     Awards, if any, will be granted under the 2006 Plan only after stockholders approve the 2006 Plan. All awards under the 2006 Plan will be made at the discretion of the Compensation Committee or under delegated authority. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2006 Plan in the future,or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2006 Plan had been in effect.
Equity Compensation Plan Information
     FedFirst Financial did not maintain any equity compensation plans under which its common stock may be issued upon exercise of options, warrants and rights as of December 31, 2005.
     The Board of Directors recommends that you vote “FOR”approval of the FedFirst Financial Corporation 2006 Equity Incentive Plan.

PROPOSAL 3 — RATIFICATION OF INDEPENDENT AUDITORS
     The Audit Committee of the Board of Directors has appointed Edwards Sauer & Owens, P.C. to be the Company’s independent auditors for the 2006 fiscal year, subject to ratification by stockholders. A representative of Edwards Sauer & Owens, P.C. is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.
     If the ratification of the appointment of the independent auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, the Audit Committee will consider other independent auditors.
     The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of independent auditors.
Audit Fees
     The following table sets forth the fees billed to the Company for the fiscal years ended December 31, by Edwards Sauer & Owens, P.C.:

	2005	2004

Audit fees	$78,500	$54,898
Audit related fees	—	$78,165	(1)
Tax fees	—	—
All other fees	—	—

(1)	Represents fees paid in connection with the initial public offering of FedFirst Financial.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
     The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.
     In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided.
     The request may be made with respect to either specific services or a type of service for predictable or recurring services.
     During the year ended December 31, 2005, all services were approved, in advance, by the Audit Committee in compliance with these procedures.
Report of the Audit Committee
     The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s Consolidated Financial Statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.
     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.
     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.
     The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent auditors are in fact “independent.”
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent auditors.
Audit Committee of the Board of Directors
of FedFirst Financial Corporation
John J. LaCarte (Chairman)
Joseph U. Frye
Jack M. McGinley
John M. McGinley
John M. Kish

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following information is provided for our President and Chief Executive Officer and other executive officers who received salary and bonus totaling $100,000 or more during the year ended December 31, 2005.

Annual Compensation(1)
			Other Annual	All Other
Name and Position	Year	Salary	Compensation(2)	Compensation(7)

John G. Robinson(3)	2005	$46,152	$5,534	$5,534
President and Chief	2004	—	—	—
Executive Officer	2003	—	—	—

Richard B. Boyer(4)
Vice President of First Federal	2005	$184,208	—	23,228
and President of Exchange	2004	260,678	—	21,750
Underwriters	2003	288,835	—	25,530

Peter D. Griffith(5)	2005	$131,250	$11,740	$422,660
Former President and	2004	162,225	17,371	18,569
Chief Executive Officer	2003	157,500	17,916	17,929

Robert L. Breslow(6)	2005	$114,000	—	$16,870
Senior Vice President and	2004	105,824	—	12,212
Chief Financial Officer	2003	100,800	—	11,681

(1)	Does not include the aggregate amount of perquisites or other personal benefits, which was less than 10% of the total annual salary and bonus reported.

(2)	Mr. Griffith’s compensation includes health insurance benefits and employer provided vehicle benefits of $5,693 and $6,047 in 2005, $6,522 and $8,062 in 2004, and $7,158 and $8,062 in 2003. Mr. Robinson’s compensation includes reimbursement for vehicle expenses and health benefits of $3,282 and $2,252 in 2005.

(3)	Mr. Robinson was hired in September 2005.

(4)	Mr. Boyer’s salary, which includes commissions, was paid by Exchange Underwriters.

(5)	Mr. Griffith retired in September 2005.

(6)	Mr. Breslow’s employment as Senior Vice President and Chief Financial Officer terminated on December 31, 2005. Mr. Breslow continued to serve as a consultant to the Company until March 31, 2006.

(7)	Details of the amounts reported in the “All Other Compensation” column for 2005 are provided in the table which follows.

Item	Mr. Robinson	Mr. Boyer	Mr. Griffith	Mr. Breslow

Employer contribution to 401(k) plan	$—	$9,100	$—	$967

Imputed income under split-dollar life insurance arrangement	—	1,004	2,002	588

Amounts paid by employer in connection with retirement of executive	—	—	374,371	—

Market value of allocations under the ESOP	—	10,624	—	6,739

Service recognition award	967	2,500	2,000	2,000

Consulting fees	—	—	10,866	—

Transfer of title to employer-owned vehicle	—	—	33,421	—

Total	$967	$23,288	$422,660	$16,870

     Employment Agreements. FedFirst Financial and First Federal have entered into an employment agreement with John G. Robinson. Exchange Underwriters, an 80%-owned subsidiary of First Federal, has entered into an employment agreement with Richard B. Boyer. The employment agreements are intended to ensure that the Company and its subsidiaries will be able to maintain a stable and competent management base.
     Mr. Robinson’s employment agreement provides for a two-year term subject to annual renewal by the Board of Directors, and a $160,000 base salary, subject to annual review by the Board. In addition to the base salary, the agreement provides for, among other things, discretionary bonuses, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreement provides for termination for cause, as defined in the agreement, at any time. If FedFirst Financial chooses to terminate Mr. Robinson for reasons other than for cause, or if Mr. Robinson resigns after specified circumstances that would constitute constructive termination, he (or, if he dies, his beneficiary) would be entitled to receive an amount equal to the remaining base salary payments due for the remaining term of the agreement. FedFirst Financial would also continue and/or pay for Mr. Robinson’s health and dental coverage for the remaining term of the agreement.
     Under Mr. Robinson’s agreement, if voluntary (upon circumstances discussed in the agreement) or involuntary termination follows a change in control of FedFirst Financial or First Federal, he (or, if he dies, his beneficiary) would be entitled to a severance payment equal to three times his annual base salary in effect at the time of the change in control plus the continuation of health and dental benefits for a period not exceeding three years. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer would not be entitled to deduct such amount. Mr. Robinson will not be entitled to receive an excess parachute payment under his employment agreement.

     All reasonable costs and legal fees paid or incurred by Mr. Robinson in any dispute or question of interpretation relating to the employment agreement will be paid by FedFirst Financial if Mr. Robinson is successful on the merits in a legal judgment, arbitration or settlement. The employment agreement also provides that we will indemnify Mr. Robinson to the fullest extent legally allowable.
     Effective June 1, 2002, Exchange Underwriters entered into an employment agreement with Richard B. Boyer, Chief Operating Officer of Exchange Underwriters. At the end of the six year term, Exchange Underwriters may renew Mr. Boyer’s employment agreement for an additional six years by giving written notice of renewal to Mr. Boyer not less than 90 days prior to the expiration of the first six year period. The agreement provides Mr. Boyer with a base salary of $100,000 per year, plus 20% of all commissions received by Exchange Underwriters from sales and/or renewals of insurance policies from a select customer specified in the agreement and 25% of all first-year commissions generated by Mr. Boyer and received by the company from sales of insurance policies to new customers. Mr. Boyer’s compensation may be reviewed by Exchange Underwriters in the event of a material change in his business responsibilities during the term of the agreement. In addition to cash compensation, Mr. Boyer is entitled to receive health and welfare benefits, including disability and life insurance, on an equivalent basis to senior officers of First Federal. In the event Mr. Boyer becomes disabled his employment under the agreement will continue for a period of six months following the commencement of his disability.
     Mr. Boyer’s employment agreement may be terminated by Exchange Underwriters with or without cause (as defined in the agreement) and by Mr. Boyer with at least 60 days written notice to Exchange Underwriters. In the event the agreement is terminated: (i) for cause, as a result of Mr. Boyer’s disability, or (ii) without cause, Exchange Underwriters will make monthly payments to Mr. Boyer for a period commencing on the termination date and ending on the scheduled expiration of the employment period. The payments will equal the sum of: (i) Mr. Boyer’s monthly base salary, plus (ii) the average monthly commissions paid to Mr. Boyer during the 12-month period ending on the termination date (or, if Mr. Boyer terminates employment due to disability, the average monthly commissions paid during the full period of employment). Mr. Boyer also shall be eligible for all health and welfare benefits for the remainder of the employment period. The agreement also restricts Mr. Boyer’s ability to compete in the market place for a period commencing on the effective date of the agreement and ending five years after the date in which Mr. Boyer ceases to be employed by Exchange Underwriters, unless Mr. Boyer is terminated without cause.
     Effective May 29, 2002, First Federal entered into an employment agreement with Mr. Boyer. Under the terms of the First Federal employment agreement, Mr. Boyer’s duties on behalf of First Federal are to operate Exchange Underwriters as its Chief Operating Officer. Contributions to the First Federal supplemental executive retirement plan, on Mr. Boyer’s behalf, constitute First Federal’s total participation in Mr. Boyer’s compensation and benefits.
     Effective December 31, 2005, Robert L. Breslow’s employment as Chief Financial Officer of First Federal and the Company terminated. In connection with his termination of employment, Mr. Breslow’s employment agreement was terminated. Pursuant to the terms of his employment agreement, Mr. Breslow received a payment of $148,000, representing his base salary for the remaining term of the agreement plus the benefits he would have received during such period.
     Split Dollar Arrangements. We have entered into a split dollar life insurance agreement with Mr. Boyer. This agreement provides Mr. Boyer with a cash payment in the event he dies while in service with us. Under the terms of the agreement, we are the owners of and pay all the premiums on the life insurance policy under which Mr. Boyer is insured. Under the agreement, upon Mr. Boyer’s death his designated beneficiary is entitled to $1,000,000 if he dies prior to age 65 and $500,000 if he dies after age 65. First Federal will be entitled to any remaining insurance proceeds. If Mr. Boyer terminates his employment prior to attaining his normal retirement age, his division of the insurance proceeds will be prorated based on his years of service with First Federal.

Benefit Plans
     Supplemental Executive Retirement Plan. First Federal has entered into an executive supplemental retirement arrangement with Richard Boyer. Under the terms of Mr. Boyer’s agreement, normal retirement age is defined as age 55. If Mr. Boyer remains employed by First Federal until age 55, is terminated without cause (as defined in the agreement), or is terminated for just cause (as defined in the agreement), then, in either event, Mr. Boyer is entitled to receive the balance in his pre-retirement account as of the agreement’s normal retirement age in 15 equal annual installments commencing on the December 31st in the year in which he attains age 55. In addition, Mr. Boyer will be entitled to an annual index retirement benefit payable until his death. If Mr. Boyer terminates employment with First Federal prior to attaining age 55 (other than for just cause), Mr. Boyer will receive an annual benefit based on a formula of years of service and percentage of benefit starting with no benefit for less than one year of service and increasing at a rate of 20% for each year of service with 100% of the benefit earned after five years. If on or before the 20th anniversary of the date of Mr. Boyer’s agreement First Federal ceases to be adequately capitalized, First Federal will immediately pay Mr. Boyer the present value of all of the first 20 annual payments remaining to be made to him.
OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.
     Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in FedFirst Financial common stock during the year ended December 31, 2005.
Transactions with Management
     The Sarbanes-Oxley Act of 2002 generally prohibits loans by First Federal to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by First Federal to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. First Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit First Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

     In addition, the Bank will not lend to a director or executive officer and his or her related interests an amount that exceeds the greater of $25,000 or 5% of First Federal’s unimpaired capital and surplus, but in no event an amount greater than $500,000, unless the loan is approved in advance by a majority of the disinterested members of the Board of Directors.
NOMINATING/CORPORATE GOVERNANCE COMMITTEE PROCEDURES
General
     It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.
Procedures to be Followed by Stockholders
     To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:
1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
     In order for a director candidate to be considered for nomination at the Company’s Annual Meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s Annual Meeting, advanced by one year.

Minimum Qualifications
     The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.
     The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.
     In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.
Process for Identifying and Evaluating Nominees
     The Nominating/Corporate Governance Committee process that it follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:
     Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee and other members of the Board of Directors, as well as its knowledge of members of First Federal’s local communities. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.
     John M. Kish, who was appointed to the Board in 2005, was recommended by outside legal counsel.
     Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.
SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS
The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next Annual Meeting no later than December 10, 2006. If next year’s Annual Meeting is held on a date more than 30 calendar days from May 24, 2006, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such Annual Meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company’s bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days prior to the date of the Annual Meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the Annual Meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the bylaws may be obtained from the Company.
STOCKHOLDER COMMUNICATIONS
     The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee at FedFirst Financial Corporation c/o Corporate Secretary, Donner at Sixth Street, Monessen, Pennsylvania 15062 or by leaving a message at (724) 684-6800. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating/Corporate Governance Committee at FedFirst Financial Corporation c/o Corporate Secretary, Donner at Sixth Street, Monessen, Pennsylvania 15062 or by leaving a message at (724) 684-6800. Communications to individual directors may be made to such director in writing at FedFirst Financial Company, c/o Corporate Secretary, Donner at Sixth Street, Monessen, Pennsylvania 15062 or by leaving a message for such director at (724) 684-6800.
MISCELLANEOUS
     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of FedFirst Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company will pay Georgeson Shareholder, a proxy solicitation firm, a fee of $5,500 to assist the Company in soliciting proxies.
     The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 31, 2006. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.
     A copy of the Company’s Annual Report on Form 10-KSB, without exhibits, for the year ended December 31, 2005, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on March 31, 2006 upon written request to Angela Daniele, Corporate Secretary, FedFirst Financial Corporation, Donner at Sixth Street, Monessen, Pennsylvania 15062.
     If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one Annual Report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.
     Whether or not you plan to attend the Annual Meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Angela Daniele
Corporate Secretary
Monessen, Pennsylvania
April 14, 2006

Appendix A
FEDFIRST FINANCIAL CORPORATION
AUDIT COMMITTEE CHARTER
I. Purpose
     The primary function of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of FedFirst Financial Corporation (the “Company”) is to review: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company’s independent auditor; the Company’s compliance with legal and regulatory requirements; the independent auditor’s qualifications and independence; the performance of the Company’s internal audit functions, its independent auditors and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company’s auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.
II. Organization
     The Audit Committee will be comprised of three or more directors, as determined by the Board, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for NASDAQ issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at time of appointment, meaning they must have the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities. The members of the Audit Committee and the Chairperson of the Audit Committee will be elected by the Board on an annual basis.
III. Structure and Meetings
     The Audit Committee shall meet four times per year, or more frequently as circumstances may require. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance. The Committee Chairperson shall preside at the meeting and, in consultation with other members of the Audit Committee, will set the frequency and length of each meeting and the agenda of the items to be addressed at each meeting. The Committee Chairperson shall ensure that the agenda for each meeting is circulated to each Audit Committee member in advance of the meeting.
IV. Goals and Responsibilities
     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

1.	Provide an open avenue of communication between management, the independent auditor, internal audit department and the Board.

2.	Meet with the independent auditors and management at least quarterly to review the Company’s financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

3.	Keep written minutes for all meetings.

4.	Review with the independent auditor and internal audit department the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

5.	Review all significant risks or exposures to the Company found during audits performed by the independent auditor and internal audit department and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

6.	Review recommendations from the independent auditor and internal auditing department regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

7.	Following each meeting of the Audit Committee, the chairman of the committee will submit a record of the meeting to the Board including any recommendations that the Committee may deem appropriate.

8.	Ensure that the independent auditor discusses with the Audit Committee their judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

9.	Review the Company’s audited annual financial statements and the independent auditor’s opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

10.	Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the Annual Report to stockholders.

11.	Review with management, the independent auditor, internal audit department and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

12.	Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

13.	Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

14.	Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the Audit Committee. The Audit Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor’s professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

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15.	Review the performance of the independent auditor.

16.	Review the activities, organizational structure and qualifications of the internal audit department. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the manager of the internal audit department.

17.	Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

18.	Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

19.	Set clear hiring policies for hiring employees or former employees of the independent auditors.

20.	Review and approve all related-party transactions.
V. Performance Evaluation and Disclosure Obligations
     In addition to the responsibilities presented above, the Audit Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Audit Committee. Further, the Audit Committee will disclose in each annual proxy statement to its stockholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will disclose a copy of the Charter once every three years either in the Annual Report to stockholders or proxy statement.
VI. Audit Committee Resources
     The Audit Committee shall be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties. In connection therewith, the Audit Committee shall be provided appropriate funding, as determined by the Audit Committee, for payment to such counsel and other advisors. In addition, the Audit Committee shall be provided funding for ordinary administrative expenses of the Audit Committee.

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Appendix B
FEDFIRST FINANCIAL CORPORATION
NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER
I. Purpose
     The primary objectives of the Nominating/Corporate Governance Committee (the “Committee”) are to assist the Board of Directors (the “Board”) of FedFirst Financial Corporation (the “Company”) by: (i) identifying individuals qualified to become Board members and recommending a group of director nominees for election at each Annual Meeting of the Company’s stockholders; (ii) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.
II. Organization
     The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for NASDAQ issuers and any applicable Securities and Exchange Commission rules and regulations.
     Committee members shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.
     The Committee may form and delegate authority to subcommittees when appropriate.
III. Structure and Meetings
     The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.
IV. Goals and Responsibilities
     The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the “Policy”) applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the Annual Meeting of the Company’s stockholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.
     The Committee shall also advise the Board on (i) committee member qualifications, (ii) committee member appointments and removals, (iii) committee structure and operations (including authority to delegate to subcommittees), and (iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

     The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.
     The Committee shall perform any other activities consistent with this charter, the Company’s bylaws and governing law and regulations as the Committee or the Board deems appropriate.
V. Performance Evaluation
     The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.
VI. Committee Resources
     The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

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Appendix C
FEDFIRST FINANCIAL CORPORATION
2006 EQUITY INCENTIVE PLAN
ARTICLE 1
PURPOSE
     The purpose of the FedFirst Financial Corporation 2006 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of FedFirst Financial Corporation (the “Company”), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.
ARTICLE 2
DEFINITIONS
     When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:
     “Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.
     “Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.
     “Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.
     “Board of Directors” means the Board of Directors of the Company.
     “Change in Control” means the occurrence of any one of the following events:
(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (b)

shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(3)	Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds ( 2/3 ) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(4)	Sale of Assets: The Company sells to a third party all or substantially all of its assets.
     Notwithstanding anything in this Plan to the contrary, in no event shall the reorganization of the Company from the mutual holding company form of organization to the full stock holding company form of organization (including elimination of the mutual holding company) constitute a “Change in Control”.
     “Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Committee” means the committee of the Board of Directors described in Article 4 of the Plan.
     “Company” means FedFirst Financial Corporation, or any successor corporation.
     “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor or performance of services in an emeritus advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable.
     “Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.
     “Disability” means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.
     “Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.
     “Eligible Participant” means an employee, officer or director (including emeritus or advisory director) of the Company or any Affiliate.

     “Exchange” means any national securities exchange or automated quotation system on which the Stock may from time to time be listed or traded.
     “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.
     “Grant Date” means the date an Award is made by the Committee.
     “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.
     “Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.
     “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
     “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
     “Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.
     “Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.
     “Plan” means the FedFirst Financial Corporation 2006 Equity Incentive Plan, as amended from time to time.
     “Restricted Stock Award” means Stock granted to a Participant under Article 9 of the Plan that is subject to certain restrictions and to risk of forfeiture.
     “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.
     “Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 11 of the Plan.
     “1933 Act” means the Securities Act of 1933, as amended from time to time.
     “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN
     3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).
     3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.
ARTICLE 4
ADMINISTRATION
     4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.
     4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:
(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(k)	Amend the Plan or any Award Agreement as provided herein.
     Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.
     4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN
     5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 453,617.
     5.2 SHARE COUNTING.
(a)	To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(b)	If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(c)	To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.
     5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
     5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 10.1), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 324,012 and the maximum number of Shares that may be delivered pursuant to Awards of Restricted Stock under the Plan is 129,605. The maximum number of Shares with respect to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 81,003.
ARTICLE 6
ELIGIBILITY
     Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7
STOCK OPTIONS
     7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:
(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.
     7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:
(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:
(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s death or disability.

(4)	One year after the termination of the Participant’s Continuous Status as a Participant by reason of the Participant’s disability.

(5)	One year after the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.
     Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

(c)	10% Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by stockholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.
ARTICLE 8
RESTRICTED STOCK
     8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock shall be evidenced by an Award Agreement setting forth the terms, conditions and restrictions applicable to the Award.
     8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock.
     8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
     8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:
“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the FedFirst Financial Corporation 2006 Equity Incentive Plan and Award Agreement entered into between the registered owner of such shares and FedFirst Financial Corporation or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of FedFirst Financial Corporation.”
     Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.
     8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.
     8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.
ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS
     9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.
     9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).
     9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

     9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
     9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.
     9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.
     9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.
ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL
     10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including,without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefore.
     10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:
(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.
     10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided that any such Alternative Award must:
(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION
     11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.
     11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:
(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the stockholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS
     12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).
     12.2 NO STOCKHOLDER RIGHTS. Except as otherwise provided in this Plan or an Award Agreement, no Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.
     12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.
     12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.
     12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).
     12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.
     12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.
     12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
     12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.
     12.11 GOVERNMENT AND OTHER REGULATIONS.
(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (with in the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)	Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.R.R. Section 563b.500, including:
(i)	No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed 25% of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)	No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed 5% of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)	The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed 30% of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)	No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than 20% per year commencing one year from the Grant Date.
     12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.
     12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

     12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
     12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
     12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

PROXY
FEDFIRST FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Messrs. Richard B. Boyer, Joseph U. Frye, John M. Kish, John LaCarte, John M. McGinley, Jack M. McGinley and John G. Robinson, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 24, 2006, at 10:00 a.m., local time, at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:
1.	The election as directors of all nominees listed (except as marked to the contrary below).
John M. Kish
Jack M. McGinley
John G. Robinson

FOR	VOTE WITHHELD	FOR ALL EXCEPT
☐	☐	☐
INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.

     2. The approval of the FedFirst Financial Corporation 2006 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of Edwards Sauer & Owens, P.C. as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN
☐	☐	☐
     The Board of Directors Recommends that you vote “FOR” both proposals.
     This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.
Please be sure to sign and date this Proxy in the box below.
Date

Stockholder sign above

Co-holder (if any) sign above
Detach above card, sign, date and mail in postage paid envelope provided.
FEDFIRST FINANCIAL CORPORATION
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

VOTE AUTHORIZATION FORM
     I understand that RSGroup Trust Company (the “ESOP Trustee”), is the holder of record and custodian of all shares of FedFirst Financial Corporation (the “Company”) common stock under the First Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 24, 2006.
    You are to vote my shares as follows:
1.  The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).
     John M. Kish, Jack M. McGinley, and John G. Robinson

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐
INSTRUCTION:     To withhold your vote for any individual nominee, mark the “For All Except” and write that nominee’s name in the space provided below.

2.	The approval of the FedFirst Financial Corporation 2006 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN

☐	☐	☐
3.	The ratification of the appointment of Edwards Sauer & Owens, P.C. as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
     The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature
     Please date, sign and return this form in the enclosed postage-paid envelope no later than May 17, 2006.

VOTE AUTHORIZATION FORM
     I understand that RSGroup Trust Company (the “Trustee”) is the holder of record and custodian of all shares of FedFirst Financial Corporation (the “Company”) common stock credited to me under the First Federal Savings Bank Retirement Plan. I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held at the Anthony M. Lombardi Education Conference Center, Monongahela Valley Hospital, 1163 Country Club Road, Monongahela, Pennsylvania, on May 24, 2006.
     You are to vote my shares as follows:
1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).
     John M. Kish, Jack M. McGinley, and John G. Robinson FOR ALL

FOR	WITHHELD	FOR ALL EXCEPT

☐	☐	☐
INSTRUCTION:     To withhold your vote for any individual nominee, mark the “For All Except” and write that nominee’s name in the space provided below.

2.	The approval of the FedFirst Financial Corporation 2006 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN

☐	☐	☐
3.	The ratification of the appointment of Edwards Sauer & Owens, P.C. as independent auditors of FedFirst Financial Corporation for the year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.
     The Trustee is hereby authorized to vote all shares of Company common stock credited to me in its trust capacity as indicated above.

Date	Signature
Please date, sign and return this form in the enclosed postage-paid envelope no later than May 17, 2006.